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                                                                   Exhibit 10.9

                                                                  EXECUTION COPY

                              THE WHITE HOUSE, INC.

                             REGISTRATION AGREEMENT

          THIS REGISTRATION AGREEMENT (this "Agreement" )is made as of January 19, 1999, among The White House, Inc., a Maryland corporation (the "Company"), each of the investors listed on the SCHEDULE OF INVESTORS attached hereto (collectively, the "Investors"), and each of the executives listed on the SCHEDULE OF EXECUTIVES attached hereto (collectively, the "Executives"). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

          WHEREAS, the Company and the Investors are parties to a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"). In order to induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide the Investors the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Initial Closing under the Purchase Agreement.

          WHEREAS, the Executives are currently stockholders of the Company.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.      DEMAND REGISTRATIONS.

          (a)     REQUESTS FOR REGISTRATION. At any time after the earlier of
(i) the second anniversary of the Initial Closing under the Purchase Agreement or (ii) the Company's initial public offering of its Common Stock under the Securities Act, the holders of a majority of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Investor Registrable Securities on Form S-I or any similar long-form registration ("Long-Form Registrations"); provided, that if such Long-Form Registration request is prior to the Company's initial public offering of its Common Stock, such Long-Form Registration must qualify as a "Qualified Public Offering" (as defined herein), and the holders of a majority of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Investor Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"), if available. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the approximate number of Investor Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Investor Registrable Securities and, subject to the terms of paragraph l(d) hereof, shall include in such

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registration all Investor Registrable Securities with respect to which the
Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) LONG-FORM REGISTRATIONS. The holders of Investor Registrable Securities shall as a group be entitled to request (i) two Long-Form Registrations in which the Company shall pay all Registration Expenses as set forth in paragraph 5 hereof ("Company-paid Long-Form Registrations") and (ii) an unlimited number of Long-Form Registrations in which the Company shall not be required to pay the Registration Expenses except as provided in paragraph 5 and the holders of Investor Registrable Securities shall pay their share of the Registration Expenses as set forth in paragraph 5 hereof. A registration shall not count as one of the permitted Company-paid Long-Form Registrations until it has become effective, and the Second Company-paid Long-Form Registration shall not count as one of the permitted Company-paid Long-Form Registrations unless the holders of Investor Registrable Securities are able to register at least 80% of the Investor Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations unless otherwise agreed to by the holders of a majority of Investor Registrable Securities.

          (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to paragraph l(b), the holders of Investor Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and the managing underwriters (if any) agree to the use of a Short-Form Registration. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make the Company eligible to use Short-Form Registrations for the sale of Investor Registrable Securities.

          (d) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities which are not Investor Registrable Securities without the prior written consent of the holders of a majority of the Investor Registrable Securities initially requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Investor Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Investor Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Investor Registrable Securities the number of Investor Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Investor Registrable Securities owned by each such holder.

          (e) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand

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Registration or a previous registration in which the holders of Investor
Registrable Securities were given piggyback rights pursuant to paragraph 2. In addition, the Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's Board of Directors (including the Investor Directors (as defined in the Stockholders Agreement)) reasonably determines in good faith that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

          (f) SELECTION OF UNDERWRITERS. The holders of a majority of the Investor Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's prior written approval which shall not be unreasonably withheld or delayed.

          (g) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Company is not a party, or otherwise subject, to any agreement granting registration rights to any Person with respect to any securities of the Company. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Investor Registrable Securities; provided that the Company may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as set forth in paragraphs 2(c) and 2(d).

          2.      PIGGYBACK REGISTRATIONS.

          (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration prior to the initial public offering by the Company of its Common Stock) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of paragraph 2(c) and 2(d) hereof, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

          (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise

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the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the Executive Registrable Securities requested to be included in such registration, pro rata among the holders of such Executive Registrable Securities on the basis of the number of shares owned by each Such holder, and (iv) fourth, other securities requested to be included in such registration.

          (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder, (ii) second, the Executive Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

          (e) SELECTION OF UNDERWRITERS AND COUNSEL. The Company's board of directors shall select the investment banker(s) and manager(s) to administer the offering, unless the offering is pursuant to paragraph 1 above.

          (f) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

          3.      HOLDBACK AGREEMENTS.

          (a) Each holder of Investor Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during a lockup period to be negotiated between the Investors and the underwriters of any offering or registration for any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration).

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          (b)     The Company shall not effect any public sale or distribution of their equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

          4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review and comment of such counsel);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

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          (e)     notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-l of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company,

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to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (1) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order; and

          (m) use its reasonable efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

          5.      REGISTRATION EXPENSES.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that, notwithstanding anything herein to the contrary, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Investor Registrable Securities included in such registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

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          (d)     Any Persons, other than holders of Investor Registrable
Securities, who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5(c) above.

          6.      INDEMNIFICATION.

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably

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withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. Notwithstanding any provision of this Agreement to the contrary, no Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof.

          8.      DEFINITIONS.

          (a) "COMMON STOCK" means the Company's Class A Common, Class B Common, or Class C Common, as applicable, and any securities into which such Class A Common, Class B Common or Class C Common shall have been changed or any securities resulting from any reclassification or recapitalization of such Common Stock.

          "EXECUTIVE REGISTRABLE SECURITIES" means (i) any shares of Class A Common issued to the Executives, (ii) any shares of Class A Common or other Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Class A Common or other Common Stock held by Persons holding securities described in clauses (i) and (ii), inclusive, above (including, but not limited to, shares of Common Stock issued or issuable upon exercise of any options granted under the Option Plan). As to any particular Executive Registrable Securities, such securities shall cease to be Executive Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

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          "INVESTOR REGISTRABLE SECURITIES" means (i) any shares of Class C
Common issued pursuant to the Purchase Agreement and the Secondary Purchase Agreement, (ii) any shares of Class C Common or other Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock, dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii), inclusive, above (including, but not limited to, shares of Common Stock issued or issuable upon exercise of the Warrants). For purposes of this Agreement, a Person shall be deemed to be a holder of Investor Registrable Securities, and the Investor Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Investor Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Investor Registrable Securities hereunder. As to any particular Investor Registrable Securities, such securities shall cease to be Investor Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

          "QUALIFIED PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of shares of the Company's Common Stock (i) having an aggregate offering value of at least $15 million and (ii) at an offering price of at least $3.51 (as adjusted for stock splits, stock combinations, recapitalizations and other similar transactions).

          "REGISTRABLE SECURITIES" means, collectively, the Executive Registrable Securities and the Investor Registrable Securities.

          "STOCKHOLDERS AGREEMENT" means that certain Stockholders Agreement dated as of the date hereof, by and among the Company and its stockholders listed therein, as may be amended, modified or supplemented from time to time.

          "WARRANTS" mean the Stock Purchase Warrants dated as of the date hereof, issued to the Investors pursuant to the Purchase Agreement, as may be amended, modified or supplemented from time to time.

          (b) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

          9.      MISCELLANEOUS.

          (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any

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breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights or remedies existing in its favor, any party shall be entitled to seek specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

          (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of a majority of the Investor Registrable Securities; provided, that, no modification, amendment or waiver of paragraph 2 of this Agreement, this paragraph 9(c) or any of the definitions herein pertaining to "Executive Registrable Securities" which adversely affects the holders of Executive Registrable Securities shall be effective against such holders unless such modification, amendment or waiver is approved in writing by the holders of a majority of the Executive Registrable Securities.

          (d) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any permitted subsequent holder of Registrable Securities.

          (e) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (f) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts (including by telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (g) RULES OF CONSTRUCTION. The word "including" (in its various forms) means "including without limitation." Words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (h) GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR

CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF MARYLAND OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF MARYLAND.

          (i) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with a confirming copy sent by other permitted means), sent by Federal Express or other reputable overnight courier, or mailed by registered or certified mail (return receipt requested). Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Investors and to the Company at the address indicated below:

                  The White House, Inc.
                  7600 Energy Parkway
                  Baltimore, MD 21226-1733
                  Facsimile: (410) 439-4688
                  Attn: President

                  with a copy to:

                  Venable, Baetjer and Howard, LLP
                  1800 Mercantile Bank & Trust Building
                  Two Hopkins Plaza
                  Baltimore, MD 21201
                  Facsimile: (410) 244-7742
                  Attn: Robert J. Bolger, Jr., Esq.

Any address may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices and other communications given in accordance herewith shall be deemed received on the date of delivery, if hand delivered; on the date of receipt, if telecopied; three business days after the date of mailing, if mailed by registered or certified mail, return receipt requested; and one business day after the date of sending, if sent by Federal Express or other reputable overnight courier.

                                    * * * * *

          IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.


                                          THE WHITE HOUSE, INC.

                                          By:   /s/ Richard Sarmiento
                                               ---------------------------------
                                          Name: Richard Sarmiento
                                               ---------------------------------
                                          Its:  President
                                               ---------------------------------


                                          PHILLIPS-SMITH SPECIALTY RETAIL
                                          GROUP III, L.P.

                                          By:  Phillips-Smith Management Company
                                               L.P.
                                          Its: General Partner

                                          By:   /s/ Cece Smith
                                               ---------------------------------
                                          Name: Cece Smith
                                               ---------------------------------
                                          Its: General Partner

                                          /s/ Craig Foley
                                          --------------------------------------
                                          Craig Foley


                                          CHANCELLOR PRIVATE CAPITAL
                                          PARTNERS III, L.P.

                                          By:  CPCP Associates, L.P.
                                          Its: General Partner

                                          By:  INVESCO Private Capital, Inc.
                                          Its: General Partner

                                          By:   /s/ Howard Goldstein
                                               ---------------------------------
                                          Name: Howard Goldstein
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

           [Continuation of Signature Page to Registration Agreement]


                                          CITIVENTURE 96 PARTNERSHIP, L.P.

                                          By:  INVESCO (NY), Inc.
                                          Its: Investment Advisor

                                          By:   /s/ Howard Goldstein
                                               ---------------------------------
                                          Name: Howard Goldstein
                                               ---------------------------------
                                          Its:
                                               ---------------------------------


                                          CHANCELLOR PRIVATE CAPITAL
                                          OFFSHORE PARTNERS II, L.P.

                                          By:  CPCO Associates, L.P.
                                          Its: Investment General Partner

                                          By:  INVESCO Private Capital, Inc.
                                          Its: General Partner

                                          By:   /s/ Howard Goldstein
                                               ---------------------------------
                                          Name: Howard Goldstein
                                               ---------------------------------
                                          Its:
                                               ---------------------------------


                                          CHANCELLOR PRIVATE CAPITAL
                                          OFFSHORE PARTNERS I, C.V.

                                          By:  Chancellor KME IV Partner, L.P.
                                          Its: Investment General Partner

                                          By:  INVESCO Private Capital, Inc.
                                          Its: General Partner

                                          By:   /s/ Howard Goldstein
                                               ---------------------------------
                                          Name: Howard Goldstein
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

           (Continuation of Signature Page to Registration Agreement]

                                          /s/ Richard Sarmiento
                                          --------------------------------------
                                          Richard Sarmiento

                                          /s/ Patricia Darrow-Smith
                                          --------------------------------------
                                          Patricia Darrow-Smith

                                          /s/ Michael Smith
                                          --------------------------------------
                                          Michael Smith

                              SCHEDULE OF INVESTORS

Phillips-Smith Specialty Retail Group III, L.P.
c/o Phillips-Smith Management Company, L.P.
5080 Spectrum Drive
Suite 700 West
Dallas, TX 75248

Craig Foley
c/o Phillips-Smith Management Company, L.P.
5080 Spectrum Drive
Suite 700 West
Dallas, TX 75248

Chancellor Private Capital Partners III, L.P.
c/o Invesco (NY), Inc.
1166 Avenue of the Americas
27th Floor
New York, NY 10036
Attn: Howard E. Goldstein

Citiventure 96 Partnership, L.P.
c/o Invesco (NY), Inc.
1166 Avenue of the Americas
27th Floor
New York, NY 10036
Attn: Howard E. Goldstein

Chancellor Private Capital Offshore Partners II, L.P.
c/o Invesco (NY), Inc.
1166 Avenue of the Americas
27th Floor
New York, NY 10036
Attn: Howard E. Goldstein

Chancellor Private Capital Offshore Partners I, C.V.
c/o Invesco (NY), Inc.
1166 Avenue of the Americas
27th Floor
New York, NY 10036
Attn: Howard E. Goldstein

                             SCHEDULE OF EXECUTIVES

Richard Sarmiento
c/o The White House, Inc.
7600 Energy Parkway
Baltimore, MD 21226-1733

Patricia Darrow-Smith
c/o The White House, Inc.
7600 Energy Parkway
Baltimore, MD 21226-1733

Michael Smith
c/o The White House, Inc.
7600 Energy Parkway
Baltimore, MD 21226-1733